UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number:	811-23574

Exact name of registrant as specified in charter:	PGIM Short Duration High Yield Opportunities Fund

Address of principal executive offices:	655 Broad Street, 17th Floor Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French 655 Broad Street, 17th Floor Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	7/31/2021

Date of reporting period:	1/31/2021

Item 1 – Reports to Stockholders

PGIM SHORT DURATION HIGH YIELD OPPORTUNITIES FUND

SEMIANNUAL REPORT

JANUARY 31, 2021

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of January 31, 2021 were not audited and, accordingly, no auditor’s opinion is expressed on them.

PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PGIM is a Prudential Financial Company. © 2021 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the semiannual report for the PGIM Short Duration High Yield Opportunities Fund informative and useful. The report covers performance for the period ended January 31, 2021.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This investment expertise allows us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Short Duration High Yield Opportunities Fund

March 15, 2021

PGIM Short Duration High Yield Opportunities Fund	3

Your Fund’s Performance

Performance data quoted represent past performance and assume the reinvestment of all dividends. Past performance does not guarantee future results. An investor may obtain more recent performance data by visiting our website at pgim.com/investments.

Investment Objective

The Fund seeks to provide total return, through a combination of current income and capital appreciation, by investing primarily in below-investment-grade fixed income instruments. The Fund seeks to maintain a weighted average portfolio duration of three years or less and a weighted average maturity of five years or less.

Performance Snapshot as of 1/31/21
Price Per Share	Total Return for the Period Ended 1/31/21
$20.03 (NAV)	0.69%
$19.75 (Market Price)	–0.71%

Total returns are based on changes in net asset value (NAV) or market price, respectively. NAV total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV. Market Price total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Key Fund Statistics as of 1/31/21
Duration	2.2 years	Average Maturity	4.8 years

Duration shown includes the impact of leverage. Duration measures investment risk that takes into account both a bond’s interest payments and its value to maturity. Average Maturity is the average number of years to maturity of the bonds in the Fund’s portfolio.

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Credit Quality expressed as a percentage of total investments as of 1/31/21 (%)
BBB	1.2
BB	58.9
B	36.5
CCC	7.5
Not Rated	0.2
Cash/Cash Equivalents	–4.3
Total Investments	100.0

Credit ratings reflect the highest rating assigned by an NRSRO such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch Ratings, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change.

Yield and Dividends as of 1/31/21
Total Monthly Dividends Paid per Share for Period	Current Monthly Dividend Paid per Share	Yield at Market Price as of 1/31/21
$0.108	$0.108	6.56%

Yield at Market Price is the annualized rate determined by dividing the current monthly dividend paid per share by the market price per share as of January 31, 2021.

PGIM Short Duration High Yield Opportunities Fund	5

Strategy and Performance Overview

How did the Fund perform?

The PGIM Short Duration High Yield Opportunities Fund shares returned –0.71% based on market price and 0.69% based on net asset value (NAV) during the two-month period from the Fund’s inception on November 25, 2020 until January 31, 2021. For the same period, the Bloomberg Barclays US 1-5 Year High Yield Ba/B 1% Issuer Constrained Index (the Index) returned 1.69%, including reinvestment of dividends.*

What were the market conditions?

U.S. high yield bonds continued to rally in December and January as investors responded to unprecedented monetary and fiscal stimulus programs, improving economic data, better-than-expected corporate earnings, and the initial rollout of the COVID-19 vaccines. Investors appeared to look past rising virus cases and mounting hospitalizations, betting that fiscal and monetary support would continue to bolster the U.S. economy and provide stability to the financial markets. The passage of new fiscal stimulus in the U.S. toward the end of the period also boosted sentiment. Meanwhile, heavy inflows into high yield funds, attractive valuations, and a global search for yield provided a strong technical backdrop despite heavy new issuance.

While flows into high yield bond mutual funds turned negative over the prior two months, net inflows totaled a record $44 billion in full-year 2020. By quality, lower-quality (CCC-rated) credits outperformed their higher-quality (BB-rated and B-rated) peers during the two-month period.

Spreads on the short duration, higher quality portion of the high yield market, as measured by the Bloomberg Barclays US High Yield Ba/B 1-5 year (1% constrained) Index, tightened 25 bps over the period to 353 bps (One basis point equals 0.01%).

The high yield primary market remained active over the period as issuers continued to take advantage of the low yield environment to push out maturities and lower their cost of capital. Following a record $450 billion of issuance in 2020, high yield issuance totaled $55.7 billion in January 2021—the most active January on record in terms of gross issuance.

What worked?

•	Security selection in the aerospace & defense, cable & satellite, and midstream energy industries contributed positively to the Fund’s returns.

•

In individual security selection, the Fund’s overweights (relative to the Index) in Occidental Petroleum Corporation (upstream energy) and Bombardier Inc. (aerospace & defense), along with an underweight (relative to the Index) to Royal Caribbean Cruises (gaming/lodging/leisure), contributed to performance.

*	Since Inception returns for the Index are measured from the closest month-end to the Funds’ inception date.

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•	In sector allocation, an overweight to chemicals, along with underweights to the consumer non-cyclical and paper & packaging industries (relative to the Index), helped performance.

What didn’t work?

•

Overall security selection detracted from performance, with positioning within the media & entertainment, healthcare & pharmaceuticals, metals & mining, and retailers & restaurants industries detracting from the Fund’s results.

•

In individual security selection, the Fund’s underweight (relative to the Index) to upstream energy issuers QEP Resources Inc. and Precision Drilling Corporation, along with an overweight (relative to the Index) to Sprint Communications (telecom), detracted from performance.

•	Overall sector allocation hurt performance, with an overweight to the cable & satellite industry and an underweight to the upstream energy industry (relative to the Index) the largest detractors.

•	Having less beta in the portfolio on average over the period than the Index detracted from performance.

How did the Fund’s borrowing (leverage) strategy affect its performance?

The Fund was incepted on November 25, 2020, after which it started to invest the proceeds from its initial public offering and began to slowly use leverage during the period. The Fund’s use of leverage contributed positively to NAV performance and shareholder distributions, as both the returns and income earned on the securities purchased exceeded the cost of borrowing. As of January 31, 2021, the Fund had borrowed $71 million and was about 12.6% leveraged. During the reporting period, the average amount of leverage utilized by the Fund was about 2.8%.

Did the Fund use derivatives?

The Fund did not use derivatives during the reporting period.

Current outlook

PGIM Fixed Income remains constructive on high yield bonds given the enormous monetary and fiscal responses seen to date, with optimism around the vaccines, an ongoing search for yield, a decline in defaults, an increase in M&A activity, and a market that is of higher quality than before the crisis among the factors expected to drive spread compression going forward. Although further lockdowns may suppress high yield spread compression over the near term, PGIM Fixed Income continues to expect spreads to tighten over the medium term.

PGIM Short Duration High Yield Opportunities Fund	7

Strategy and Performance Overview (continued)

In terms of positioning, PGIM Fixed Income believes BB-rated bonds are attractive on a relative-value basis and are less susceptible to a second virus-related shutdown.

Benchmark Definitions

Bloomberg Barclays US 1-5 Year High Yield Ba/B 1% Issuer Constrained Index—The Bloomberg Barclays US 1-5 Year High Yield Ba/B 1% Issuer Constrained Index (the Index) is an unmanaged index which covers the universe of non-investment-grade debt in the United States, developed markets and emerging markets. Issuers are capped at 1% of the Index.

Investors cannot invest directly in an index.

Looking for additional information?

The Fund is traded on the New York Stock Exchange (NYSE) under the symbol “SDHY” and its closing market price is available on most financial websites under the NYSE listings. The daily NAV is available online under the symbol “XSDHX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues press releases that can be found on most major financial websites as well as on pgim.com/investments.

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Schedule of Investments   (unaudited)

as of January 31, 2021

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 117.0%

BANK LOANS 12.5%

Building Materials 0.2%

U.S. Concrete, Inc., Term Loan^	— %	(p)	05/01/25	1,000	$990,000

Chemicals 1.0%

Solenis International LP, First Lien Initial Dollar Term Loan, 3 Month LIBOR + 4.000%	4.233(c)		06/26/25	4,957	4,939,232

Computers 1.1%

McAfee LLC, Term B USD Loan, 1 Month LIBOR + 3.750%	3.871(c)		09/30/24	5,393	5,403,164

Electric 0.9%

Heritage Power LLC, Term Loan B, 6 Month LIBOR + 6.000%	7.000(c)		07/30/26	2,678	2,565,908
PG&E Corp., Retired New Term Loan, PRIME + 3.500%	6.750(c)		06/23/25	1,995	2,012,443

					4,578,351

Entertainment 1.0%

Golden Entertainment, Inc., Term B Facility Loan (First Lien), 1 Month LIBOR + 3.000%^	3.750(c)		10/21/24	3,000	2,962,500
Playtika Holding Corp., Term B Loan, 1 Month LIBOR + 6.000%	7.000(c)		12/10/24	1,974	1,982,838

					4,945,338

Insurance 0.2%

Asurion LLC, Term Loan	— (p)		08/31/27	1,025	1,014,750

Retail 0.6%

PetSmart, Inc., Tranche B-2 Loan, 3 Month LIBOR + 3.500%	4.500(c)		03/11/22	3,000	2,995,626

Software 5.3%

Boxer Parent Co., Inc., Term Loan	— (p)		10/02/25	4,987	4,971,348

See Notes to Financial Statements.

PGIM Short Duration High Yield Opportunities Fund    9

Schedule of Investments   (unaudited) (continued)

as of January 31, 2021

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

BANK LOANS (Continued)

Software (cont’d.)

Dun & Bradstreet Corp. (The), Term Loan	— %	(p)	02/08/26	5,986	$5,987,406
Finastra USA, Inc., First Lien Dollar Term Loan, 6 Month LIBOR + 3.500%	4.500(c)		06/13/24	2,992	2,930,952
Informatica LLC, Term Loan	— (p)		02/25/25	2,000	2,042,500
Rackspace Hosting, Inc., Term B Loan (First Lien), 3 Month LIBOR + 3.000%	4.000(c)		11/03/23	4,987	4,985,694
TIBCO Software, Inc.,
Term Loan	— (p)		03/04/28	2,000	2,020,000
Term Loan B-3, 1 Month LIBOR + 3.750%	3.880(c)		06/30/26	3,300	3,283,500

					26,221,400

Telecommunications 2.2%

West Corp., Term Loan	— (p)		10/10/24	4,987	4,898,316
Windstream Services LLC, Initial Term Loan, 1 Month LIBOR + 6.250%	7.250(c)		09/21/27	2,000	1,963,750
Xplornet Communications, Inc. (Canada), Initial Term Loan, 1 Month LIBOR + 4.750%	4.871(c)		06/10/27	3,990	4,023,223

					10,885,289

TOTAL BANK LOANS (cost $61,523,124)					61,973,150

CORPORATE BONDS 104.5%

Aerospace & Defense 0.6%

Spirit AeroSystems, Inc., Sec’d. Notes, 144A	7.500		04/15/25	875	938,422
SSL Robotics LLC, Sr. Sec’d. Notes, 144A	9.750		12/31/23	1,950	2,191,808

					3,130,230

Agriculture 0.2%

Vector Group Ltd., Sr. Sec’d. Notes, 144A	6.125		02/01/25	1,125	1,142,224

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Airlines 0.1%

Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd., Sr. Sec’d. Notes, 144A	5.750%	01/20/26	500	$519,373

Apparel 0.9%

Hanesbrands, Inc.,
Gtd. Notes, 144A	4.625	05/15/24	1,525	1,610,134
Gtd. Notes, 144A	4.875	05/15/26	325	351,077
William Carter Co. (The),
Gtd. Notes, 144A	5.500	05/15/25	170	180,744
Gtd. Notes, 144A	5.625	03/15/27	1,047	1,106,159
Wolverine World Wide, Inc., Gtd. Notes, 144A	6.375	05/15/25	1,000	1,066,068

				4,314,182

Auto Manufacturers 2.7%

Allison Transmission, Inc., Sr. Unsec’d. Notes, 144A	4.750	10/01/27	450	470,952
Ford Motor Co.,
Sr. Unsec’d. Notes	8.500	04/21/23	3,075	3,442,855
Sr. Unsec’d. Notes(aa)	9.000	04/22/25	6,000	7,311,600
Navistar International Corp.,
Sr. Sec’d. Notes, 144A	9.500	05/01/25	1,667	1,857,169

				13,082,576

Auto Parts & Equipment 0.7%

American Axle & Manufacturing, Inc., Gtd. Notes(mm)	6.250	04/01/25	3,100	3,196,880

Building Materials 1.8%

Cornerstone Building Brands, Inc., Gtd. Notes, 144A	8.000	04/15/26	1,950	2,037,696
JELD-WEN, Inc., Sr. Sec’d. Notes, 144A	6.250	05/15/25	2,810	3,023,632
Masonite International Corp., Gtd. Notes, 144A	5.750	09/15/26	1,125	1,176,838
Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A	4.750	01/15/28	1,000	1,052,978
Sr. Unsec’d. Notes, 144A	5.000	02/15/27	1,750	1,824,959

				9,116,103

See Notes to Financial Statements.

PGIM Short Duration High Yield Opportunities Fund    11

Schedule of Investments   (unaudited) (continued)

as of January 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Chemicals 4.8%

Atotech Alpha 3 BV/Alpha US Bidco, Inc. (United Kingdom), Gtd. Notes, 144A	6.250%	02/01/25	1,746	$1,772,235
Chemours Co. (The), Gtd. Notes(aa)(mm)	7.000	05/15/25	7,000	7,237,493
INEOS Quattro Finance 2 PLC (United Kingdom), Sr. Sec’d. Notes, 144A	3.375	01/15/26	1,450	1,458,232
Kraton Polymers LLC/Kraton Polymers Capital Corp., Gtd. Notes, 144A	4.250	12/15/25	4,000	4,039,095
Nouryon Holding BV (Netherlands), Sr. Unsec’d. Notes, 144A	8.000	10/01/26	200	212,683
NOVA Chemicals Corp. (Canada), Sr. Unsec’d. Notes, 144A	5.250	08/01/23	1,954	1,963,655
Rain CII Carbon LLC/CII Carbon Corp., Sec’d. Notes, 144A	7.250	04/01/25	1,375	1,416,709
TPC Group, Inc., Sr. Sec’d. Notes, 144A	10.500	08/01/24	149	141,244
Tronox Finance PLC, Gtd. Notes, 144A	5.750	10/01/25	4,500	4,673,605
Tronox, Inc., Sr. Sec’d. Notes, 144A	6.500	05/01/25	363	389,195
W.R. Grace & Co.-Conn., Gtd. Notes, 144A	4.875	06/15/27	600	629,392

				23,933,538

Commercial Services 6.1%

Allied Universal Holdco LLC/Allied Universal Finance Corp., Sr. Sec’d. Notes, 144A	6.625	07/15/26	2,250	2,410,120
Brink’s Co. (The), Gtd. Notes, 144A	5.500	07/15/25	1,800	1,916,700
Laureate Education, Inc., Gtd. Notes, 144A(aa)	8.250	05/01/25	5,750	6,062,722
Nielsen Co. Luxembourg Sarl (The), Gtd. Notes, 144A	5.000	02/01/25	5,380	5,526,072
Nielsen Finance LLC/Nielsen Finance Co., Gtd. Notes, 144A	5.000	04/15/22	2,000	2,004,392
Shift4 Payments LLC/Shift4 Payments Finance Sub, Inc., Gtd. Notes, 144A	4.625	11/01/26	3,500	3,640,018

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Commercial Services (cont’d.)

United Rentals North America, Inc., Gtd. Notes	5.500%	05/15/27	1,719	$1,838,894
Verscend Escrow Corp., Sr. Unsec’d. Notes, 144A(aa)	9.750	08/15/26	6,250	6,739,779

				30,138,697

Computers 1.6%

Dell International LLC/EMC Corp., Gtd. Notes, 144A	5.875	06/15/21	1,000	1,001,908
Tempo Acquisition LLC/Tempo Acquisition Finance Corp.,
Sr. Sec’d. Notes, 144A	5.750	06/01/25	1,000	1,066,809
Sr. Unsec’d. Notes, 144A	6.750	06/01/25	5,555	5,712,883

				7,781,600

Distribution/Wholesale 0.6%

Core & Main Holdings LP, Sr. Unsec’d. Notes, 144A, Cash coupon 8.625% or PIK 9.375%	8.625	09/15/24	860	878,309
Univar Solutions USA, Inc., Gtd. Notes, 144A	5.125	12/01/27	2,000	2,100,713

				2,979,022

Diversified Financial Services 3.0%

Antares Holdings LP (Canada), Sr. Unsec’d. Notes, 144A	3.950	07/15/26	325	326,706
Fairstone Financial, Inc. (Canada), Sr. Unsec’d. Notes, 144A	7.875	07/15/24	860	910,970
goeasy Ltd. (Canada), Gtd. Notes, 144A	5.375	12/01/24	3,249	3,396,156
Home Point Capital, Inc., Gtd. Notes, 144A	5.000	02/01/26	1,100	1,112,996
LPL Holdings, Inc., Gtd. Notes, 144A	5.750	09/15/25	950	981,357
Nationstar Mortgage Holdings, Inc., Gtd. Notes, 144A	6.000	01/15/27	950	1,004,338

See Notes to Financial Statements.

PGIM Short Duration High Yield Opportunities Fund    13

Schedule of Investments  (unaudited) (continued)

as of January 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Diversified Financial Services (cont’d.)

OneMain Finance Corp.,
Gtd. Notes	6.875%	03/15/25	1,750	$2,005,507
Gtd. Notes(aa)	7.125	03/15/26	4,425	5,191,114

				14,929,144

Electric 2.0%

Calpine Corp.,
Sr. Sec’d. Notes, 144A	5.250	06/01/26	1,572	1,620,951
Sr. Unsec’d. Notes, 144A	4.625	02/01/29	325	327,886
Sr. Unsec’d. Notes, 144A	5.125	03/15/28	1,000	1,035,236
NRG Energy, Inc.,
Gtd. Notes	7.250	05/15/26	1,288	1,350,180
Vistra Operations Co. LLC,
Gtd. Notes, 144A	5.000	07/31/27	3,750	3,946,849
Gtd. Notes, 144A	5.500	09/01/26	1,500	1,559,550

				9,840,652

Electrical Components & Equipment 0.5%

WESCO Distribution, Inc.,
Gtd. Notes, 144A	7.125	06/15/25	1,050	1,142,433
Gtd. Notes, 144A	7.250	06/15/28	1,200	1,348,183

				2,490,616

Electronics 0.4%

Brightstar Escrow Corp., Sr. Sec’d. Notes, 144A	9.750	10/15/25	1,825	1,951,977

Energy-Alternate Sources 0.2%

Enviva Partners LP/Enviva Partners Finance Corp., Gtd. Notes, 144A	6.500	01/15/26	700	738,222

Engineering & Construction 1.1%

AECOM,
Gtd. Notes	5.125	03/15/27	500	559,915
Gtd. Notes	5.875	10/15/24	2,250	2,511,001

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Engineering & Construction (cont’d.)

Brundage-Bone Concrete Pumping Holdings, Inc., Sec’d. Notes, 144A	6.000%	02/01/26	150	$152,636
TopBuild Corp., Gtd. Notes, 144A	5.625	05/01/26	1,950	2,016,517

				5,240,069

Entertainment 4.8%

Caesars Entertainment, Inc., Sr. Sec’d. Notes, 144A	6.250	07/01/25	2,050	2,161,004
Caesars Resort Collection LLC/CRC Finco, Inc., Gtd. Notes, 144A	5.250	10/15/25	1,720	1,711,042
International Game Technology PLC, Sr. Sec’d. Notes, 144A	6.500	02/15/25	2,800	3,090,006
Mohegan Gaming & Entertainment, Sr. Sec’d. Notes, 144A	8.000	02/01/26	400	394,810
Motion Bondco DAC (United Kingdom), Gtd. Notes, 144A	6.625	11/15/27	875	875,118
Penn National Gaming, Inc., Sr. Unsec’d. Notes, 144A	5.625	01/15/27	3,880	4,080,764
Scientific Games International, Inc.,
Gtd. Notes, 144A	8.250	03/15/26	4,000	4,232,208
Gtd. Notes, 144A	8.625	07/01/25	1,475	1,595,942
Sr. Sec’d. Notes, 144A	5.000	10/15/25	300	309,012
Six Flags Entertainment Corp., Gtd. Notes, 144A	4.875	07/31/24	1,675	1,663,738
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., Sr. Unsec’d. Notes, 144A	7.750	04/15/25	3,440	3,696,420

				23,810,064

Foods 2.5%

Albertson’s Cos., Inc./Safeway, Inc./New Albertson’s LP/Albertson’s LLC,
Gtd. Notes, 144A	3.250	03/15/26	362	364,666
Gtd. Notes, 144A	4.625	01/15/27	2,600	2,725,212
B&G Foods, Inc., Gtd. Notes	5.250	04/01/25	2,500	2,567,124
Pilgrim’s Pride Corp.,
Gtd. Notes, 144A	5.750	03/15/25	780	797,261
Gtd. Notes, 144A	5.875	09/30/27	4,100	4,365,985

See Notes to Financial Statements.

PGIM Short Duration High Yield Opportunities Fund    15

Schedule of Investments   (unaudited) (continued)

as of January 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Foods (cont’d.)

US Foods, Inc., Gtd. Notes, 144A	5.875%	06/15/24	1,500	$1,522,309

				12,342,557

Gas 0.8%

AmeriGas Partners LP/AmeriGas Finance Corp.,
Sr. Unsec’d. Notes	5.625	05/20/24	1,200	1,319,031
Sr. Unsec’d. Notes	5.750	05/20/27	1,675	1,903,251
Sr. Unsec’d. Notes	5.875	08/20/26	500	574,371

				3,796,653

Healthcare-Services 5.4%

HCA, Inc., Gtd. Notes	5.875	02/15/26	4,214	4,823,356
Legacy LifePoint Health LLC, Sr. Sec’d. Notes, 144A	6.750	04/15/25	1,500	1,601,749
MEDNAX, Inc., Gtd. Notes, 144A	6.250	01/15/27	1,125	1,203,400
Prime Healthcare Services, Inc., Sr. Sec’d. Notes, 144A	7.250	11/01/25	1,300	1,399,198
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc., Gtd. Notes, 144A	9.750	12/01/26	2,400	2,620,362
Surgery Center Holdings, Inc., Gtd. Notes, 144A(aa)	10.000	04/15/27	3,750	4,143,634
Tenet Healthcare Corp.,
Sec’d. Notes	5.125	05/01/25	1,245	1,261,005
Sr. Sec’d. Notes(aa)	4.625	07/15/24	7,783	7,919,302
Sr. Sec’d. Notes, 144A	4.875	01/01/26	500	521,684
Sr. Unsec’d. Notes	6.750	06/15/23	1,200	1,299,439

				26,793,129

Home Builders 3.5%

Ashton Woods USA LLC/Ashton Woods Finance Co., Sr. Unsec’d. Notes, 144A	6.750	08/01/25	3,356	3,492,817
Beazer Homes USA, Inc., Gtd. Notes	5.875	10/15/27	4,075	4,303,554
Brookfield Residential Properties, Inc./Brookfield Residential US Corp. (Canada), Gtd. Notes, 144A	6.250	09/15/27	2,512	2,662,183

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Home Builders (cont’d.)

Century Communities, Inc., Gtd. Notes	6.750%	06/01/27	1,000	$1,069,889
Empire Communities Corp. (Canada), Sr. Unsec’d. Notes, 144A	7.000	12/15/25	725	765,842
Meritage Homes Corp., Gtd. Notes	6.000	06/01/25	945	1,074,692
Taylor Morrison Communities, Inc.,
Gtd. Notes, 144A	5.875	06/15/27	1,246	1,408,568
Gtd. Notes, 144A	6.625	07/15/27	1,782	1,921,913
TRI Pointe Group, Inc./TRI Pointe Homes, Inc., Gtd. Notes	5.875	06/15/24	700	766,305

				17,465,763

Internet 1.0%

NortonLifeLock, Inc., Sr. Unsec’d. Notes, 144A(aa)	5.000	04/15/25	5,000	5,089,434

Leisure Time 0.7%

NCL Corp. Ltd., Sr. Unsec’d. Notes, 144A	3.625	12/15/24	2,250	2,009,228
Royal Caribbean Cruises Ltd., Sr. Unsec’d. Notes	5.250	11/15/22	1,475	1,452,936

				3,462,164

Lodging 3.6%

Genting New York LLC/GENNY Capital, Inc., Sr. Unsec’d. Notes, 144A	3.300	02/15/26	250	251,748
Hilton Domestic Operating Co., Inc., Gtd. Notes	5.125	05/01/26	1,611	1,669,916
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Gtd. Notes	4.875	04/01/27	220	230,287
MGM Resorts International,
Gtd. Notes	4.625	09/01/26	4,585	4,781,225
Gtd. Notes	5.500	04/15/27	900	975,099
Gtd. Notes(mm)	6.750	05/01/25	2,650	2,835,279
Station Casinos LLC, Gtd. Notes, 144A	5.000	10/01/25	2,000	2,012,920

See Notes to Financial Statements.

PGIM Short Duration High Yield Opportunities Fund    17

Schedule of Investments   (unaudited) (continued)

as of January 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Lodging (cont’d.)

Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., Sr. Sec’d. Notes, 144A	5.875%	05/15/25	3,546	$3,454,048
Wyndham Destinations, Inc., Sr. Sec’d. Notes	6.600	10/01/25	1,300	1,445,792

				17,656,314

Media 14.9%

AMC Networks, Inc., Gtd. Notes	5.000	04/01/24	2,000	2,032,325
Beasley Mezzanine Holdings LLC, Sr. Sec’d. Notes, 144A	8.625	02/01/26	315	316,596
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes, 144A	5.125	05/01/27	1,100	1,156,425
Sr. Unsec’d. Notes, 144A(aa)	5.500	05/01/26	6,000	6,215,286
Sr. Unsec’d. Notes, 144A	5.875	05/01/27	4,500	4,677,199
Clear Channel Worldwide Holdings, Inc., Sr. Sec’d. Notes, 144A	5.125	08/15/27	3,500	3,574,565
CSC Holdings LLC,
Gtd. Notes, 144A(aa)	5.500	05/15/26	7,500	7,780,539
Gtd. Notes, 144A	5.500	04/15/27	3,000	3,163,372
DISH DBS Corp.,
Gtd. Notes	5.875	07/15/22	2,000	2,079,612
Gtd. Notes	5.875	11/15/24	2,850	2,952,940
Gtd. Notes	6.750	06/01/21	3,307	3,357,590
EW Scripps Co. (The), Gtd. Notes, 144A	5.125	05/15/25	2,000	2,039,097
Gray Television, Inc., Gtd. Notes, 144A(aa)	5.875	07/15/26	8,055	8,372,597
Nexstar Broadcasting, Inc., Gtd. Notes, 144A	5.625	07/15/27	2,500	2,654,129
Radiate Holdco LLC/Radiate Finance, Inc., Sr. Sec’d. Notes, 144A	4.500	09/15/26	2,725	2,782,997
Sinclair Television Group, Inc., Gtd. Notes, 144A	5.875	03/15/26	3,000	3,071,976
Sirius XM Radio, Inc.,
Gtd. Notes, 144A	4.625	07/15/24	1,500	1,550,750
Gtd. Notes, 144A	5.375	07/15/26	4,100	4,266,235
TEGNA, Inc., Gtd. Notes, 144A	4.750	03/15/26	1,000	1,060,260

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Media (cont’d.)

Townsquare Media, Inc., Sr. Sec’d. Notes, 144A	6.875%	02/01/26	1,500	$1,548,348
Univision Communications, Inc., Sr. Sec’d. Notes, 144A	5.125	02/15/25	2,850	2,859,868
Urban One, Inc., Sr. Sec’d. Notes, 144A	7.375	02/01/28	250	254,179
Videotron Ltd. (Canada), Gtd. Notes, 144A	5.375	06/15/24	5,414	5,955,577

				73,722,462

Mining 4.2%

Constellium SE, Gtd. Notes, 144A	5.875	02/15/26	4,000	4,112,563
First Quantum Minerals Ltd. (Zambia),
Gtd. Notes, 144A	6.875	03/01/26	500	521,831
Gtd. Notes, 144A	7.250	04/01/23	4,500	4,600,962
Gtd. Notes, 144A	7.500	04/01/25	1,000	1,033,570
Hudbay Minerals, Inc. (Peru), Gtd. Notes, 144A	7.625	01/15/25	3,819	3,974,554
New Gold, Inc. (Canada),
Gtd. Notes, 144A	6.375	05/15/25	1,772	1,834,020
Sr. Unsec’d. Notes, 144A	7.500	07/15/27	600	648,042
Novelis Corp., Gtd. Notes, 144A	5.875	09/30/26	4,000	4,191,563

				20,917,105

Miscellaneous Manufacturing 1.3%

Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A	7.500	12/01/24	2,477	2,386,538
Sr. Unsec’d. Notes, 144A	8.750	12/01/21	3,800	3,981,162

				6,367,700

Office/Business Equipment 1.5%

CDW LLC/CDW Finance Corp., Gtd. Notes(aa)	4.125	05/01/25	7,250	7,526,988

Oil & Gas 3.9%

Aethon United BR LP/Aethon United Finance Corp., Sr. Unsec’d. Notes, 144A	8.250	02/15/26	850	869,100

See Notes to Financial Statements.

PGIM Short Duration High Yield Opportunities Fund    19

Schedule of Investments   (unaudited) (continued)

as of January 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)

Antero Resources Corp., Gtd. Notes	5.125%	12/01/22	807	$807,132
Endeavor Energy Resources LP/EER Finance, Inc.,
Sr. Unsec’d. Notes, 144A	5.500	01/30/26	275	284,522
Sr. Unsec’d. Notes, 144A	6.625	07/15/25	500	532,713
EQT Corp., Sr. Unsec’d. Notes	3.900	10/01/27	1,375	1,427,360
Hilcorp Energy I LP/Hilcorp Finance Co., Sr. Unsec’d. Notes, 144A	5.750	10/01/25	2,625	2,685,731
MEG Energy Corp. (Canada), Sec’d. Notes, 144A	6.500	01/15/25	2,050	2,111,082
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes	2.700	02/15/23	1,000	986,167
Sr. Unsec’d. Notes	3.450	07/15/24	3,225	3,168,507
Sr. Unsec’d. Notes	5.550	03/15/26	525	553,187
Sr. Unsec’d. Notes	5.875	09/01/25	2,425	2,540,674
Ovintiv Exploration, Inc., Gtd. Notes	5.375	01/01/26	500	545,485
Range Resources Corp.,
Gtd. Notes	5.000	03/15/23	2,000	2,006,829
Gtd. Notes	9.250	02/01/26	700	762,353

				19,280,842

Packaging & Containers 0.6%

Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., Sr. Unsec’d. Notes, 144A	5.250	08/15/27	2,000	2,069,390
Sealed Air Corp., Sr. Unsec’d. Notes, 144A	5.500	09/15/25	1,000	1,112,600

				3,181,990

Pharmaceuticals 3.4%

Bausch Health Americas, Inc., Gtd. Notes, 144A	9.250	04/01/26	1,000	1,110,260
Bausch Health Cos., Inc.,
Gtd. Notes, 144A	6.125	04/15/25	3,259	3,339,245
Gtd. Notes, 144A(aa)	9.000	12/15/25	6,131	6,728,315
P&L Development LLC/PLD Finance Corp., Sr. Sec’d. Notes, 144A(aa)	7.750	11/15/25	5,000	5,375,016

				16,552,836

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pipelines 1.3%

EQM Midstream Partners LP, Sr. Unsec’d. Notes, 144A	6.000%	07/01/25	1,375	$1,438,954
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.,
Gtd. Notes, 144A	5.500	09/15/24	826	840,359
Gtd. Notes, 144A	6.000	03/01/27	1,384	1,404,207
Western Midstream Operating LP,
Sr. Unsec’d. Notes	3.950	06/01/25	500	510,758
Sr. Unsec’d. Notes	4.100	02/01/25	2,100	2,174,626

				6,368,904

Real Estate 0.9%

Five Point Operating Co. LP/Five Point Capital Corp., Gtd. Notes, 144A	7.875	11/15/25	1,325	1,400,034
Greystar Real Estate Partners LLC, Sr. Sec’d. Notes, 144A	5.750	12/01/25	100	103,127
Howard Hughes Corp. (The), Gtd. Notes, 144A	5.375	03/15/25	1,000	1,030,036
Hunt Cos., Inc., Sr. Sec’d. Notes, 144A	6.250	02/15/26	2,000	2,047,668

				4,580,865

Real Estate Investment Trusts (REITs) 5.0%

Diversified Healthcare Trust,
Gtd. Notes	9.750	06/15/25	1,268	1,438,910
Sr. Unsec’d. Notes	6.750	12/15/21	2,481	2,530,255
ESH Hospitality, Inc., Gtd. Notes, 144A	5.250	05/01/25	3,600	3,671,581
Global Net Lease, Inc./Global Net Lease Operating Partnership LP, Gtd. Notes, 144A	3.750	12/15/27	400	406,722
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc., Gtd. Notes	4.500	09/01/26	401	426,671
MPT Operating Partnership LP/MPT Finance Corp., Gtd. Notes	5.000	10/15/27	2,200	2,326,167
SBA Communications Corp.,
Sr. Unsec’d. Notes	4.000	10/01/22	1,000	1,010,414
Sr. Unsec’d. Notes(aa)	4.875	09/01/24	8,000	8,212,276

See Notes to Financial Statements.

PGIM Short Duration High Yield Opportunities Fund    21

Schedule of Investments   (unaudited) (continued)

as of January 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Real Estate Investment Trusts (REITs) (cont’d.)

VICI Properties LP/VICI Note Co., Inc.,
Gtd. Notes, 144A	3.750%	02/15/27	1,574	$1,602,692
Gtd. Notes, 144A	4.250	12/01/26	2,825	2,926,110

				24,551,798

Retail 2.8%

BCPE Ulysses Intermediate, Inc., Sr. Unsec’d. Notes, 144A, Cash coupon 7.750% or PIK 8.500%	7.750	04/01/27	225	224,426
Brinker International, Inc.,
Gtd. Notes, 144A(mm)	5.000	10/01/24	825	860,743
Sr. Unsec’d. Notes	3.875	05/15/23	3,050	3,071,808
eG Global Finance PLC (United Kingdom), Sr. Sec’d. Notes, 144A(aa)	8.500	10/30/25	4,910	5,191,577
Golden Nugget, Inc., Sr. Unsec’d. Notes, 144A	6.750	10/15/24	1,450	1,449,969
Sally Holdings LLC/Sally Capital, Inc., Sec’d. Notes, 144A	8.750	04/30/25	2,500	2,767,762

				13,566,285

Semiconductors 2.0%

Microchip Technology, Inc., Gtd. Notes, 144A(aa)	4.250	09/01/25	6,200	6,473,115
Sensata Technologies UK Financing Co. PLC, Gtd. Notes, 144A	6.250	02/15/26	3,500	3,617,157

				10,090,272

Software 1.6%

Boxer Parent Co., Inc., Sr. Sec’d. Notes, 144A	7.125	10/02/25	2,000	2,163,175
BY Crown Parent LLC/BY Bond Finance, Inc., Sr. Sec’d. Notes, 144A	4.250	01/31/26	2,272	2,333,851
Dun & Bradstreet Corp. (The), Gtd. Notes, 144A	10.250	02/15/27	500	560,666
Open Text Corp. (Canada), Gtd. Notes, 144A	5.875	06/01/26	2,500	2,599,435

				7,657,127

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Telecommunications 10.3%

Altice France SA (France), Sr. Sec’d. Notes, 144A	7.375%	05/01/26	4,000	$4,191,526
CommScope, Inc.,
Sr. Sec’d. Notes, 144A	5.500	03/01/24	4,850	4,984,831
Sr. Sec’d. Notes, 144A	6.000	03/01/26	1,085	1,149,210
Digicel Holdings Bermuda Ltd./Digicel International Finance Ltd. (Jamaica),
Gtd. Notes, 144A, Cash coupon 6.000% and PIK 7.000%	13.000	12/31/25	1,500	1,507,500
Sr. Sec’d. Notes, 144A	8.750	05/25/24	1,000	1,045,447
Sr. Sec’d. Notes, 144A	8.750	05/25/24	4,295	4,481,728
Lumen Technologies, Inc.,
Sr. Unsec’d. Notes, 144A(aa)	5.125	12/15/26	6,588	6,998,663
Sr. Unsec’d. Notes, Series T	5.800	03/15/22	2,000	2,089,457
Sprint Corp.,
Gtd. Notes	7.625	02/15/25	2,030	2,426,317
Gtd. Notes	7.625	03/01/26	7,500	9,241,687
T-Mobile USA, Inc.,
Gtd. Notes	6.000	04/15/24	2,000	2,021,467
Gtd. Notes	6.500	01/15/26	5,604	5,783,694
Viasat, Inc.,
Sr. Sec’d. Notes, 144A	5.625	04/15/27	1,500	1,577,435
Sr. Unsec’d. Notes, 144A	5.625	09/15/25	2,005	2,049,388
Zayo Group Holdings, Inc., Sr. Sec’d. Notes, 144A	4.000	03/01/27	1,285	1,288,236

				50,836,586

Transportation 1.2%

XPO Logistics, Inc.,
Gtd. Notes, 144A	6.250	05/01/25	3,553	3,810,201
Gtd. Notes, 144A	6.750	08/15/24	2,000	2,115,129

				5,925,330

TOTAL CORPORATE BONDS (cost $515,320,031)				516,068,273

TOTAL LONG-TERM INVESTMENTS (cost $576,843,155)				578,041,423

See Notes to Financial Statements.

PGIM Short Duration High Yield Opportunities Fund    23

Schedule of Investments   (unaudited) (continued)

as of January 31, 2021

Description	Shares	Value

SHORT-TERM INVESTMENT 3.2%

AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $15,888,212)(wb)	15,888,212	$15,888,212

TOTAL INVESTMENTS 120.2% (cost $592,731,367)		593,929,635
Liabilities in excess of other assets (20.2)%		(99,845,417)

NET ASSETS 100.0%		$494,084,218

Below is a list of the abbreviation(s) used in the semiannual report:

USD—US Dollar

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

LIBOR—London Interbank Offered Rate

LP—Limited Partnership

OTC—Over-the-counter

PIK—Payment-in-Kind

REITs—Real Estate Investment Trust

#	Principal amount is shown in U.S. dollars unless otherwise stated.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $3,952,500 and 0.8% of net assets.
(aa)	Represents security, or a portion thereof, with aggregate value of $111,773,930 segregated as collateral for amount of $71,000,000 borrowed and outstanding as of January 31, 2021.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at January 31, 2021.
(mm)	Represents security, or a portion thereof, in connection with the rehypothecation of portfolio securities with an aggregate value of $3,420,226 as of January 31, 2021.
(p)	Represents a security with a delayed settlement and therefore the interest rate is not available until settlement which is after the period end.
(wb)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of January 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Affiliated Mutual Fund	$15,888,212	$—	$—

See Notes to Financial Statements.

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Bank Loans	$—	$58,020,650	$3,952,500
Corporate Bonds	—	516,068,273	—

Total	$15,888,212	$574,088,923	$3,952,500

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of January 31, 2021 were as follows:

Media	14.9%
Telecommunications	12.5
Software	6.9
Commercial Services	6.1
Chemicals	5.8
Entertainment	5.8
Healthcare-Services	5.4
Real Estate Investment Trusts (REITs)	5.0
Mining	4.2
Oil & Gas	3.9
Lodging	3.6
Home Builders	3.5
Retail	3.4
Pharmaceuticals	3.4
Affiliated Mutual Fund	3.2
Diversified Financial Services	3.0
Electric	2.9
Computers	2.7
Auto Manufacturers	2.7
Foods	2.5

Building Materials	2.0
Semiconductors	2.0
Office/Business Equipment	1.5
Pipelines	1.3

Miscellaneous Manufacturing	1.3%
Transportation	1.2
Engineering & Construction	1.1
Internet	1.0
Real Estate	0.9
Apparel	0.9
Gas	0.8
Leisure Time	0.7
Auto Parts & Equipment	0.7
Packaging & Containers	0.6
Aerospace & Defense	0.6
Distribution/Wholesale	0.6
Electrical Components & Equipment	0.5
Electronics	0.4
Agriculture	0.2
Insurance	0.2
Energy-Alternate Sources	0.2
Airlines	0.1

120.2
Liabilities in excess of other assets	(20.2)

100.0%

See Notes to Financial Statements.

PGIM Short Duration High Yield Opportunities Fund    25

Statement of Assets and Liabilities  (unaudited)

as of January 31, 2021

Assets

Investments at value:
Unaffiliated investments (cost $576,843,155)	$578,041,423
Affiliated investments (cost $15,888,212)	15,888,212
Cash	19,821
Dividends and interest receivable	8,178,338
Receivable for investments sold	51,000
Prepaid expenses and other assets	76,093

Total Assets	602,254,887

Liabilities

Loan payable	71,000,000
Payable for investments purchased	36,574,483
Management fee payable	439,238
Dividends payable	83,630
Accrued expenses and other liabilities	47,663
Interest payable	21,139
Exchange listing fees payable	4,516

Total Liabilities	108,170,669

Net Assets	$494,084,218

Net assets were comprised of:
Shares of beneficial interest, at par	$24,673
Paid-in capital in excess of par	493,436,447
Total distributable earnings (loss)	623,098

Net assets, January 31, 2021	$494,084,218

Net asset value and redemption price per share ($494,084,218 ÷ 24,673,056 common shares issued and outstanding)	$20.03

See Notes to Financial Statements.

Statement of Operations   (unaudited)

For the Period November 25, 2020* through January 31, 2021

Net Investment Income (Loss)
Income
Interest income	$2,770,545
Unaffiliated dividend income	43,432
Affiliated dividend income	21,753

Total income	2,835,730

Expenses
Management fee	897,694
Interest expense	25,315
Custodian and accounting fees	13,280
Audit fee	12,025
Legal fees and expenses	11,944
Shareholders’ reports	10,688
Exchange listing fees	4,516
Transfer agent’s fees and expenses	3,955
Trustees’ fees	2,939
Miscellaneous	2,004

Total expenses	984,360

Net investment income (loss)	1,851,370

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on investment transactions	238,150
Net change in unrealized appreciation (depreciation) on investments	1,198,268

Net gain (loss) on investment transactions	1,436,418

Net Increase (Decrease) In Net Assets Resulting From Operations	$3,287,788

*	Commencement of operations.

See Notes to Financial Statements.

PGIM Short Duration High Yield Opportunities Fund     27

Statement of Changes in Net Assets   (unaudited)

November 25, 2020* through January 31, 2021

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$1,851,370
Net realized gain (loss) on investment transactions	238,150
Net change in unrealized appreciation (depreciation) on investments	1,198,268

Net increase (decrease) in net assets resulting from operations	3,287,788

Dividends and Distributions
Distributions from distributable earnings	(2,664,690)

Fund share transactions
Net proceeds from shares sold	493,361,120

Net increase (decrease) in net assets from Fund share transactions	493,361,120

Total increase (decrease)	493,984,218

Net Assets:
Beginning of period	100,000

End of period	$494,084,218

*	Commencement of operations.

See Notes to Financial Statements.

Statement of Cash Flows   (unaudited)

For the Period November 25, 2020* to January 31, 2021

Cash Flows Provided by / (Used for) Operating Activities:
Net increase (decrease) in net assets resulting from operations	$3,287,788

Adjustments to Reconcile Net Increase (Decrease) in Net Assets Resulting From Operations to Net Cash Provided by / (Used for) Operating Activities:
Proceeds from disposition of long-term portfolio investments	25,400,999
Purchases of long-term portfolio investments	(603,655,049)
Net proceeds (purchases) of short-term portfolio investments	(15,888,212)
Amortization of premium and accretion of discount on portfolio investments	1,649,045
Net realized (gain) loss on investment transactions	(238,150)
Net change in unrealized (appreciation) depreciation on investments	(1,198,268)
(Increase) Decrease in Assets:
Dividends and interest receivable	(8,178,338)
Receivable for investments sold	(51,000)
Prepaid expenses and other assets	(76,093)
Increase (Decrease) in Liabilities:
Payable for investments purchased	36,574,483
Management fee payable	439,238
Dividends payable	83,630
Accrued expenses and other liabilities	47,663
Interest payable	21,139
Exchange listing fees payable	4,516

Total adjustments	(565,064,397)

Net cash provided by (used for) operating activities	(561,776,609)

Net Cash Provided by (used for) Financing Activities:
Proceeds from Fund share sold, net of amounts receivable	493,361,120
Increase in borrowing	71,000,000
Cash paid on distributions from distributable earnings	(2,664,690)

Net cash provided by (used for) financing activities	561,696,430

Net increase (decrease) in cash	(80,179)
Cash at beginning of period	100,000

Cash at End of Period	$19,821

Supplemental disclosure of cash flow information
Cash paid during the period for interest expense	$4,176

  Reconciliation of cash and restricted cash reported with the Statement of Assets and Liabilities to the Statement of Cash Flows:

January 31, 2021
Cash	$19,821
Restricted cash	—

Total cash and restricted cash	$19,821

*	Commencement of operations.

See Notes to Financial Statements.

PGIM Short Duration High Yield Opportunities Fund     29

Notes to Financial Statements   (unaudited)

1.	Organization

PGIM Short Duration High Yield Opportunities Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified, closed-end management investment company. The Fund was organized as a Maryland statutory trust on May 18, 2020.

The investment objective of the Fund is to provide total return, through a combination of current income and capital appreciation.

2.	Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The Fund’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. A record of the Valuation Committee’s actions is subject to the Board’s review at its first quarterly meeting following the quarter in which such actions take place.

For the fiscal reporting period-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or sell Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurements and Disclosures.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Bank loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Bank loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy. Bank loans valued based on a single broker quote or at the original transaction price in excess of five business days are classified as Level 3 in the fair value hierarchy.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any

PGIM Short Duration High Yield Opportunities Fund    31

Notes to Financial Statements   (unaudited) (continued)

comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Bank Loans: The Fund invested in bank loans. Bank loans include fixed and floating rate loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the bank loan market. The Fund acquires interests in loans directly (by way of assignment from the selling institution) and/or indirectly (by way of the purchase of a participation interest from the selling institution). Under a bank loan assignment, the Fund generally will succeed to all the rights and obligations of an assigning lending institution and becomes a lender under the loan agreement with the relevant borrower in connection with that loan. Under a bank loan participation, the Fund generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Fund generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund.

Payment-In-Kind: The Fund invested in the open market or received pursuant to debt restructuring, securities that pay-in-kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

Offering Fees: PGIM Investments has agreed to pay all of the Fund’s Organizational and Offering Costs associated with this offering. The Fund is not obligated to repay any such organizational expenses or offering costs paid by the Manager.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Taxes: It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned. However, due to the timing of when distributions are made by the Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income for the calendar year and 98.2% of its net capital gains for a one-year period ending on October 31 exceed the distributions from such taxable income and net capital gains for the calendar year. The Fund will pay approximately $60,000 of Federal excise taxes attributable to calendar year 2020 in March 2021.

Dividends and Distributions: The Fund intends to make a level dividend distribution each month to the common shareholders. The level dividend rate may be modified by the Board from time to time, and will be based upon the past and projected performance and expenses of the Fund. If necessary, the Fund intends to also make a distribution during or with respect to each calendar year (which may be combined with a regular monthly distribution), which will generally include any net investment income and net realized capital gain for the year not otherwise distributed.

PGIM Investments has received an order from the Securities and Exchange Commission (the “SEC”) granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder to permit certain closed-end funds managed by PGIM Investments to include realized long-term capital gains as a part of their respective regular distributions to the common shareholders more frequently than would otherwise be permitted by the 1940 Act (generally once per taxable year). The Fund intends to rely on this exemptive order. The Board may, at the request of PGIM Investments, adopt a managed distribution policy in the future.

Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified amongst total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The Fund has a management agreement with PGIM Investments. Pursuant to this agreement, PGIM Investments has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PGIM Investments has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the

PGIM Short Duration High Yield Opportunities Fund    33

Notes to Financial Statements   (unaudited) (continued)

Fund through its business unit PGIM Fixed Income, and PGIM Limited (each a “subadviser” and collectively the “subadvisers”).

For its services, the Fund pays PGIM Investments a monthly fee at the annual rate of 1.00% of the average daily value of the Fund’s Investable Assets. The term “Investable Assets” refers to the total assets of the Fund (including any assets attributable to money borrowed, including as a result of any preferred shares or notes or other debt securities that may be issued by the Fund) minus the sum of (i) accrued liabilities of the Fund (other than liabilities for money borrowed, including the liquidation preference of any outstanding preferred shares, and principal on notes and other debt securities issued by the Fund), (ii) any accrued and unpaid interest on money borrowed and (iii) accumulated dividends on any common shares and preferred shares issued by the Fund. For purposes of this calculation, average daily value of the Fund’s Investable Assets is determined at the end of each month on the basis of the average value of the Fund’s Investable Assets of the Fund for each day during the month.

PGIM Investments, PGIM, Inc. and PGIM Limited are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Through the Fund’s investments in the mentioned underlying fund, PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services. In addition to the realized and unrealized gains on investments in the Core Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income”.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. For the reporting period ended January 31, 2021, no 17a-7 transactions were entered into by the Fund.

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the reporting period ended January 31, 2021, were $602,922,502 and $31,958,693, respectively.

A summary of the cost of purchases and proceeds from sales of shares of an affiliated investment for the reporting period ended January 31, 2021, is presented as follows:

Value, Beginning of Period	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Period	Shares, End of Period	Income

Short-Term Investments - Affiliated Mutual Fund:

PGIM Core Ultra Short Bond Fund (1)(wb)
$—	$455,711,239	$439,823,027	$—	$—	$15,888,212	15,888,212	$21,753

(1)	The Fund did not have any capital gain distributions during the reporting period.
(wb)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund.

6.	Tax Information

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of January 31, 2021 were as follows:

Tax Basis	$592,731,367

Gross Unrealized Appreciation	2,462,451
Gross Unrealized Depreciation	(1,264,183)

Net Unrealized Appreciation	$1,198,268

The GAAP basis may differ from tax basis due to certain tax-related adjustments.

The Manager has analyzed the Fund’s tax positions and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service.

7.	Capital and Ownership

The Fund has authorized an unlimited amount of common shares with $0.001 par value common shares. As of January 31, 2021, Prudential owned 5,000 shares of the Fund.

For the reporting period ended January 31, 2021, the Fund did not issue any shares of common shares in connection with the Fund’s dividend reinvestment plan.

8.	Borrowings and Re-hypothecation

The Fund has entered into a committed credit facility agreement (the “Credit Facility”) with The Bank of Nova Scotia (the “Financial Institution”), pursuant to which the Fund may

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Notes to Financial Statements   (unaudited) (continued)

borrow up to a maximum commitment amount of $250 million. The Fund is subject to certain asset coverage requirements under the Credit Facility and under the 1940 Act. The Fund will pay interest in the amount of 0.75% plus the 1-month U.S. Dollar London Interbank Offered Rate (LIBOR) on the amount outstanding. Such interest expenses, as well as fees for the Credit Facility (including commitment fees for any portion of the Credit Facility not drawn upon at any time during the period), are disclosed in the Statement of Operations under Interest and Miscellaneous expense, respectively. The Fund’s obligations under the Credit Facility are secured by the assets of the Fund segregated for the purpose of securing the amount borrowed and are indicated in the Schedule of Investments. The purpose of the Credit Facility is to provide the Fund with portfolio leverage and to meet its general cash flow requirements. If the Fund fails to meet certain requirements or maintain other financial covenants required under the Credit Facility, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding.

The Fund utilized the credit facility during the reporting period ended January 31, 2021. The average daily outstanding loan balance for the 39 days that the Fund utilized the facility during the period was $28,051,282, borrowed at a weighted average interest rate of 0.83%. The maximum loan balance outstanding during the period was $71,000,000. At January 31, 2021, the Fund had an outstanding loan balance of $71,000,000.

Re-hypothecation: The credit facility permits, subject to certain conditions, the Financial Institution to re-hypothecate, a portion of the portfolio securities segregated by the Fund as collateral. The Fund continues to receive interest on re-hypothecated securities. The Fund also has the right under the agreement to recall the re-hypothecated securities from the Financial Institution on demand. If the Financial Institution fails to deliver the recalled security in a timely manner, the Fund will be compensated by the Financial Institution for any fees or losses related to the failed delivery or, in the event a recalled security will not be returned by the Financial Institution, the Fund, upon notice to the Financial Institution, may reduce the loan balance outstanding by the value of the recalled security failed to be returned plus accrued interest. The Fund will receive a portion of the fees earned by the Financial Institution in connection with the re-hypothecation of portfolio securities which reduces the interest expense on borrowings. Such earnings are disclosed in the Statement of Operations under Interest income. For the reporting period ended January 31, 2021, the Financial Institution re-hypothecated certain portfolio securities segregated as collateral by the Fund.

9.	Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below.

Bond Obligations Risk: As with credit risk, market risk and interest rate risk, the Fund’s holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may lose income.

Credit Risk: This is the risk that the issuer, the guarantor or the insurer of a fixed income security, or the counterparty to a contract, may be unable or unwilling to make timely principal and interest payments, or to otherwise honor its obligations. Additionally, fixed income securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivative transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Fund. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many OTC derivative instruments lack liquidity beyond the counterparty to the instrument. OTC derivative instruments also involve the risk that the other party will not meet its obligations to the Fund.

Foreign Securities Risk: The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. The securities of such issuers may trade in markets that are less liquid, less regulated and more volatile than US markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities.

General, Market and Economic Risks: Investing in the Fund involves certain risks and the Fund may not be able to achieve its intended results for a variety of reasons, including, among others, the possibility that the Fund may not be able to successfully implement its investment strategy because of market, economic, regulatory, geopolitical and other conditions (including those associated with the recent pandemic outbreak of coronavirus (COVID-19”)). International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics and pandemics such as the outbreak of infectious diseases like the recent

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Notes to Financial Statements   (unaudited) (continued)

outbreak of COVID-19 globally or the 2014-2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets and government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide. U.S. and foreign governments have taken a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. The impact of these measures, as well as any additional future regulatory actions, is not yet known and cannot be predicted. Legislation or regulation may also change the way in which the Fund itself is regulated and could limit or preclude the Fund’s ability to achieve it investment objective. The current domestic political environment, as well as political and diplomatic events within the United States and abroad, such as presidential elections in the U.S. or abroad or the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, has in the past resulted, and may in the future result, in a government shutdown or otherwise adversely affect the U.S. regulatory landscape, the general market environment and/or investor sentiment, which could have an adverse impact on the Fund’s investments and operations. Additional and/or prolonged U.S. federal government shutdowns may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Because the market price of the Common Shares will fluctuate, there is a risk that you will lose money. Your investment will decline in value if, among other things, the market price of the Common Shares decreases. As with any security, a complete loss of your investment is possible.

Interest Rate Risk: The value of an investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk”. The Fund may face a heightened level of interest rate risk as a result of the U.S. Federal Reserve Board’s rate-setting policies. The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Investment and Market Risk: An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in Common Shares represents an indirect investment in the securities and other financial assets owned by the Fund. Securities held by the Fund are generally traded in over-the-counter markets. The value of these securities and financial assets, like other market investments, may move up or down, sometimes rapidly and unpredictably. In addition, if the current global economic downturn continues or deteriorates further, the ability of issuers to service their obligations could be materially and adversely affected. The Common Shares that a shareholder purchases at any point in time may be worth less than their original cost, even after taking into account any reinvestment of dividends and distributions. Further, the value of securities held by the Fund may decline in value due to factors affecting securities markets generally or particular industries. Any such decrease in value could have a material adverse impact on the Fund’s business, financial condition and results of operations. The Fund anticipates using leverage, which will magnify this risk.

Junk Bonds Risks: High-yield, high-risk bonds have predominantly speculative characteristics, including particularly high credit risk. Junk bonds tend to be less liquid than higher-rated securities. The liquidity of particular issuers or industries within a particular investment category may shrink or disappear suddenly and without warning. The non-investment grade bond market can experience sudden and sharp price swings and become illiquid due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high profile default or a change in the market’s psychology.

Leverage Risk: The Fund may seek to enhance the level of its current distributions to holders of common shares through the use of leverage. The Fund may use leverage through borrowings, including loans from certain financial institutions. The Fund may borrow in amounts up to 33 1⁄3% (as determined immediately after borrowing) of the Fund’s investable assets. Leverage is a speculative technique that exposes the Fund to greater risk and higher costs than if it were not implemented. There can be no assurance that any leveraging strategy the Fund employs will be successful during any period in which it is employed.

LIBOR Risk: Many financial instruments use or may use a floating rate based on the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. Over the course of the last several years, global regulators have indicated an intent to phase out the use of LIBOR and similar interbank offering rates (IBOR). On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications to still end at the end of 2021. There still remains uncertainty regarding the nature of any replacement rates for LIBOR and the other IBORs as well as around fallback approaches for instruments extending beyond the any phase-out of these reference rates. The lack of consensus around replacement rates and the uncertainty of the phase out of LIBOR and other IBORs may result in increased volatility in corporate or governmental debt, bank loans, derivatives and other instruments invested in by a Fund as well as loan facilities used by a Fund. As such, the potential impact of a transition away from LIBOR on a Fund or the financial instruments in which a Fund invests cannot yet be determined. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset

PGIM Short Duration High Yield Opportunities Fund    39

Notes to Financial Statements   (unaudited) (continued)

value. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR and the other IBORs as benchmarks could deteriorate during the transition period, these effects could begin to be experienced by the end of 2021 and beyond until the anticipated discontinuance date in 2023 for the majority of the LIBOR rates.

Liquidity Risk: The Fund may invest in instruments that trade in lower volumes and are less liquid than other investments. Liquidity risk exists when particular investments made by the Fund are difficult to purchase or sell. Liquidity risk includes the risk that the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or trade in lower volumes may be more difficult to value. If the Fund is forced to sell these investment for any reason, the Fund may lose money. In addition, when there is no willing buyer and investments may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, the Fund may incur higher transaction costs when executing trade order of a given size. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Real Estate Investment Trust (REIT) Risk: Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property/mortgage asset type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs may be more volatile and/or more illiquid than other types of equity securities. REITs (especially mortgage REITs) are subject to interest rate risks. REITs may incur significant amounts of leverage. The Fund will indirectly bear a portion of the expenses, including management fees, paid by each REIT in which it invests, in addition to the expenses of the Fund.

REITs must also meet certain requirements under the Internal Revenue Code of 1986, as amended (the Code) to avoid entity level tax and be eligible to pass-through certain tax attributes of their income to shareholders. REITs are consequently subject to the risk of failing to meet these requirements for favorable tax treatment and of failing to maintain their exemptions from registration under the Investment Company Act of 1940. REITs are subject to the risks of changes in the Code affecting their tax status.

Risks of Investments in Bank Loans: The Fund’s ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations,

assignments or otherwise) will depend primarily on the financial condition of the borrower. The failure by the Fund’s scheduled interest or principal payments on a loan because of a default, bankruptcy or any other reason would adversely affect the income of the Fund and would likely reduce the value of its assets. Even with loans secured by collateral, there is the risk that the value of the collateral may decline, may be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, the Fund may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. Further, the Fund’s access to collateral, if any, may be limited by bankruptcy laws.

Due to the nature of the private syndication of senior loans, including, for example, lack of publicly-available information, some senior loans are not as easily purchased or sold as publicly-traded securities. In addition, loan participations generally are subject to restrictions on transfer, and only limited opportunities may exist to sell loan participations in secondary markets. As a result, it may be difficult for the Fund to value loans or sell loans at an acceptable price when it wants to sell them. In some instances, loans and loan participations are not rated by independent credit rating agencies; in such instances, a decision by the Fund to invest in a particular loan or loan participation could depend exclusively on the Subadviser’s credit analysis of the borrower, or in the case of a loan participation, of the intermediary holding the portion of the loan that the Fund has purchased. To the extent the Fund invests in loans of non-U.S. issuers, the risks of investing in non-U.S. issuers are applicable. Loans may not be considered to be “securities” and as a result may not benefit from the protections of the federal securities laws, including anti-fraud protections and those with respect to the use of material non-public information, so that purchasers, such as the Fund, may not have the benefit of these protections.

10.	Recent Accounting Pronouncement and Regulatory Developments

In March 2020, the FASB issued Accounting Standard Update (“ASU”) No. 2020-04, which provides optional guidance for applying GAAP to contract modifications, hedging relationships and other transactions affected by the reference rate reform if certain criteria are met. ASU 2020-04 is elective and is effective on March 12, 2020 through December 31, 2022. At this time, management is evaluating the implications of certain provisions of the ASU and any impact on the financial statement disclosures has not yet been determined.

On December 3, 2020, the SEC announced that it voted to adopt a new rule that establishes an updated regulatory framework for fund valuation practices (the “Rule”). The Rule, in part, provides (i) a framework for determining fair value in good faith and (ii) provides for a fund Board’s assignment of its responsibility for the execution of valuation-related activities to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Rule is scheduled to take effect on March 8, 2021, with a compliance date of September 8, 2022. Management is currently evaluating the Rule and its impact to the Fund.

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Notes to Financial Statements   (unaudited) (continued)

11.	Subsequent Event

Dividends to shareholders: On February 26, 2021, the Fund declared monthly dividends of $0.108 per share payable on March 31, 2021, April 30, 2021 and May 28, 2021, respectively, to shareholders of record on March 12, 2021, April 16, 2021 and May 14, 2021, respectively. The ex-date is March 11, 2021, April 15, 2021 and May 13, 2021, respectively.

Financial Highlights   (unaudited)

	November 25, 2020(a) through January 31, 2021
Per Share Operating Performance(b):
Net Asset Value, beginning of period	$20.00
Income (loss) from investment operations:
Net investment income (loss)	0.08
Net realized and unrealized gain (loss) on investment	0.06
Total from investment operations	0.14
Less Dividends and Distributions:
Dividends from net investment income	(0.11)
Net Asset Value, end of period	$20.03
Market price, end of period	$19.75
Total Return(c):	(0.71)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$494,084
Average net assets (000)	$481,907
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement(e)	1.13	%(f)
Expenses before waivers and/or expense reimbursement(e)	1.13	%(f)
Net investment income (loss)	2.12	%(f)
Portfolio turnover rate(g)	8%
Asset coverage	796%
Total debt outstanding at period-end (000)	$71,000

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the closing market price on the last day for the period reported. Dividends are assumed, for the purpose of this calculation, to be reinvested at prices obtainable under the Fund’s dividend reinvestment plan. This amount does not reflect brokerage commissions or sales load. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Includes interest expense of 0.03% for the period ended January 31,2021.
(f)	Annualized.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Short Duration High Yield Opportunities Fund     43

Other Information (unaudited)

Dividend Reinvestment Plan. Unless a holder of common stock elects to receive cash by contacting Computershare Trust Company, N.A. (the “Plan Administrator”), all dividends declared on common stock will be automatically reinvested by the Plan Administrator pursuant to the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), in additional common stock. The holders of common stock who elect not to participate in the Plan will receive all dividends and other distributions (together, a “Dividend”) in cash paid by check mailed directly to the stockholder of record (or, if the common stock is held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the Dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared Dividend. Such notice will be effective with respect to a particular Dividend. Some brokers may automatically elect to receive cash on behalf of the holders of common stock and may re-invest that cash in additional common stock.

The Plan Administrator will open an account for each common stockholder under the Plan in the same name in which such common stockholder’s common stock is registered. Whenever the Fund declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common stock. The common stock will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common stock from the Fund (“Newly Issued common stock”) or (ii) by purchase of outstanding common stock on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price of the common stock plus per share fees (as defined below) is equal to or greater than the NAV per share of common stock (such condition being referred to as “market premium”), the Plan Administrator will invest the Dividend amount in Newly Issued common stock on behalf of the participants. The number of Newly Issued common stock to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per share of common stock on the payment date, provided that, if the NAV per share of common stock is less than or equal to 95% of the closing market price per share of common stock on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common stock on the payment date. If, on the payment date for any Dividend, the NAV per share of common stock is greater than the closing market value per share of common stock plus per share fees (such condition being referred to as “market discount”), the Plan Administrator will invest the Dividend amount in shares of common stock acquired on behalf of the participants in Open-Market Purchases.

“Per share fees” include any applicable brokerage commissions the Plan Administrator is required to pay.

44

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the common stock trades on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in common stock acquired in Open-Market Purchases on behalf of participants. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per share of common stock exceeds the NAV per share of common stock, the average per share purchase price paid by the Plan Administrator for common stock may exceed the NAV per share of the common stock, resulting in the acquisition of fewer shares of common stock than if the Dividend had been paid in Newly Issued common stock on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued common stock at the NAV per share of common stock at the close of business on the Last Purchase Date, provided that, if the NAV is less than or equal to 95% of the then current market price per share of common stock, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all stockholder accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by stockholders for tax records. Common stock in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each stockholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of the holders of common stock such as banks, brokers or nominees that hold shares of common stock for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of shares of common stock certified from time to time by the record stockholder’s name and held for the account of beneficial owners who participate in the Plan.

The Plan Administrator’s service fee, if any, and expenses for administering the plan will be paid for by the Fund. If a participant elects by written, Internet or telephonic notice to the Plan Administrator to have the Plan Administrator sell part or all of the shares held by the Plan Administrator in the participant’s account and remit the proceeds to the participant, the Plan Administrator is authorized to deduct a $15.00 transaction fee plus a $0.12 per share fee. If a participant elects to sell his or her shares of common stock, the Plan

PGIM Short Duration High Yield Opportunities Fund	45

Other Information (unaudited) (continued)

Administrator will process all sale instructions received no later than five business days after the date on which the order is received by the Plan Administrator, assuming the relevant markets are open and sufficient market liquidity exists (and except where deferral is required under applicable federal or state laws or regulations). Such sale will be made through the Plan Administrator’s broker on the relevant market and the sale price will not be determined until such time as the broker completes the sale. In every case the price to the participant shall be the weighted average sale price obtained by the Plan Administrator’s broker net of fees for each aggregate order placed by the participant and executed by the broker. To maximize cost savings, the Plan Administrator will seek to sell shares in round lot transactions. For this purpose the Plan Administrator may combine a participant’s shares with those of other selling participants.

There will be no brokerage charges with respect to shares of common stock issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. Each participant will be charged a per share fee (currently $0.05 per share) on all Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See “Tax Matters.” Participants that request a sale of common stock through the Plan Administrator are subject to brokerage commissions.

Each participant may terminate the participant’s account under the Plan by so notifying the Plan Administrator via the Plan Administrator’s website at www.computershare.com/ investor, by filling out the transaction request form located at the bottom of the participant’s Statement and sending it to the Plan Administrator or by calling the Plan Administrator. Such termination will be effective immediately if the participant’s notice is received by the Plan Administrator prior to any dividend or distribution record date. Upon any withdrawal or termination, the Plan Administrator will cause to be delivered to each terminating participant a statement of holdings for the appropriate number of the Fund’s whole book-entry shares of common stock and a check for the cash adjustment of any fractional share at the market value of the Fund’s shares of common stock as of the close of business on the date the termination is effective less any applicable fees. In the event a participant’s notice of termination is on or after a record date (but before payment date) for an account whose dividends are reinvested, the Plan Administrator, in its sole discretion, may either distribute such dividends in cash or reinvest them in shares of common stock on behalf of the terminating participant. In the event reinvestment is made, the Plan Administrator will process the termination as soon as practicable, but in no event later than five business days after the reinvestment is completed. The Plan may be terminated by the Fund upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.

46

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., P.O. Box 505000, Louisville, KY 40233-5000, by calling (toll free) 800-451-6788 or through the Plan Administrator’s website www.computerhsare.com/investor.

PGIM Short Duration High Yield Opportunities Fund	47

Approval of Advisory Agreements

Initial Approval of the Fund’s Advisory Agreements

As required by the 1940 Act, the Board considered the proposed management agreement with PGIM Investments LLC (the Manager) and the proposed subadvisory agreement among the Manager, PGIM Fixed Income and PGIM Limited (together PFI, or the Subadviser) with respect to the Fund prior to the Fund’s commencement of operations. The Board, including all of the Independent Trustees, met on October 9, 2020 (the Meeting) and approved the agreements for an initial two year period, after concluding that approval of the agreements was in the best interests of the Fund.

In advance of the Meeting, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its considerations.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services to be provided to the Fund by the Manager and the Subadviser; any relevant comparable performance and the Subadviser’s qualifications and track record in serving other affiliated funds that utilize a high yield investment strategy; and the fees proposed to be paid by the Fund to the Manager and by the Manager to the Subadvisers under the agreements. In connection with its deliberations, the Board considered information provided by the Manager and the Subadviser at or in advance of the Meeting. The Board also considered information provided by the Manager and the Subadviser with respect to other funds managed by the Manager and the Subadviser, as applicable. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund.

The Trustees determined that the overall arrangements between the Fund and the Manager, which will serve as the Fund’s investment manager pursuant to a management agreement, and between the Manager and the Subadviser, which will serve as the Fund’s Subadviser pursuant to the terms of a subadvisory agreement, are appropriate in light of the services to be performed and the fees to be charged under the agreements and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the agreements are separately discussed below.

Nature, quality and extent of services

With respect to the Manager, the Board noted that it had received and considered information about the Manager at the Meeting, including information relating to the

PGIM Short Duration High Yield Opportunities Fund

Approval of Advisory Agreements (continued)

approval of the management agreement for the other two PGIM Closed-End Funds and the renewal of the management agreements between the Manager and the PGIM Retail Funds, as well as at other regular meetings throughout the year of the PGIM Retail and Closed-End Funds, regarding the nature, quality and extent of services provided by the Manager. The Board considered the services to be provided by the Manager, including but not limited to the oversight of the Subadviser, as well as the provision of fund recordkeeping, compliance and other services to the Fund. With respect to the Manager’s oversight of the Subadviser, the Board noted that the Manager’s Strategic Investment Research Group, which is a business unit of the Manager, is responsible for monitoring and reporting to the Manager’s senior management on the performance and operations of the Subadviser. The Board also noted that the Manager pays the salaries of all of the officers of the Fund and Trustees of the Fund who are affiliated persons of the Manager or Subadviser. The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s senior management responsible for the oversight of the Fund and the Subadviser, and was also provided with information pertaining to the Manager’s organizational structure, senior management, investment operations and other relevant information. The Board further noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer with respect to the Manager. The Board noted that it had concluded that it was satisfied with the nature, quality and extent of the services provided by the Manager to the other PGIM Closed-End and Retail Funds and determined that it was reasonable to conclude that the nature, quality and extent of services to be provided by the Manager under the management agreement for the Fund would be similar in nature to those provided under the other management agreements.

With respect to the Subadviser, the Board noted that it had received and considered information about the Subadviser at the Meeting, including information relating to the approval of the subadvisory agreement for the other two PGIM Closed-End Funds and the renewal of the subadvisory agreements between the Manager and the Subadviser with respect to other PGIM Retail Funds, as well as at other regular meetings throughout the year, regarding the nature, quality and extent of services provided by the Subadviser. The Board considered, among other things, the qualifications, background and experience of the Subadviser’s portfolio managers who will be responsible for the day-to-day management of the Fund’s portfolio, as well as information on the Subadviser’s organizational structure, senior management, investment operations and other relevant information. The Board further noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer with respect to the Subadviser. The Board noted that it was satisfied with the nature, quality and extent of services provided by the Subadviser with respect to the other PGIM Closed-End Fund and Retail Funds served by the Subadviser and determined that it was reasonable to conclude that the nature, quality and extent of services to be provided by the Subadviser under the subadvisory agreement for the Fund

Visit our website at pgim.com/investments

would be similar in nature to those provided under the other subadvisory agreements. The Board noted that the Subadviser is affiliated with the Manager.

Performance

Because the Fund had not yet commenced operations and the actual asset base of the Fund has not yet been determined, no investment performance for the Fund existed for Board review. Although the Subadviser does not believe that any of the other high yield funds that it manages are directly comparable to the Fund, it provided the performance of other high yield funds for informational purposes. Although none of the other high yield strategies that are managed by the Subadviser are directly comparable to the Fund, the Board did consider the Subadviser’s track record in managing a closed-end fund that invests primarily in high yield securities for comparative purposes.

The Manager will provide information relating to performance to the Board in connection with subsequent reviews of the management agreement and subadvisory agreement.

Fee Rates

The Board considered the proposed management fees of 1.00% of the Fund’s average daily value of the Fund’s investable assets to be paid by the Fund to the Manager and the proposed subadvisory fees of 0.50% of the Fund’s investable assets to be paid by the Manager to the Subadviser. The Board also considered that for purposes of calculating the proposed management and subadvisory fees, investable assets of the Fund refers to the total assets of the Fund including through borrowings. The Board considered information provided by the Manager comparing the Fund’s proposed management fee rate and total expenses (including the effects of leverage) to the Lipper 15(c) Peer Group. The Board noted that the Fund’s management fee was in the fourth quartile and anticipated total expenses were in the first quartile of the Lipper Peer Group (first quartile being the lowest fee) based upon net assets assuming outstanding leverage. The Board noted that all of the funds in the peer group, except the Fund, were structured as perpetual funds and engaged in their initial public offerings prior to the change in term and sales load structure used for new closed-end funds coming to market.

The Board also noted that the Fund is the first closed-end fund sponsored by the Manager that is structured as a limited term trust as has been the predominant organizational structure of the retail closed-end fund industry in recent years. It was also noted that the term of Fund may be extended and the Fund may convert to a perpetual term at the option of the Board under certain circumstance. The Board considered that under this organizational structure, the Manager will pay the offering costs (including the sales load applicable to purchases of shares of the Fund in the initial public offering as well as

PGIM Short Duration High Yield Opportunities Fund

Approval of Advisory Agreements (continued)

structuring and syndication fees payable to certain underwriters) and the fund’s organizational expenses out of its own resources. The Board considered that under the organizational structure of the two existing PGIM Closed-End Funds, the Manager had a much smaller upfront financial commitment and was not subject to the risk that the fund would dissolve or seriously diminish in size after a fixed period of time.

The Board concluded that the proposed management fee and total expenses were reasonable in light of the services to be provided.

Profitability

Because the Fund had not yet commenced operations and the actual asset base of the Fund has not yet been determined, the Board noted that there was no historical profitability information with respect to the Fund to be reviewed. The Board noted that it would review profitability information in connection with subsequent renewals of the management and subadvisory agreements.

Economies of Scale

Because the Fund had not yet commenced operations and the actual asset base of the Fund has not yet been determined, the Board noted that there was no historical information regarding economies of scale with respect to the Fund to be reviewed. The Board noted that it would review such information in connection with subsequent renewals of the management and subadvisory agreements.

Other Benefits to the Manager and the Subadviser

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by the Manager and the Subadviser. The Board concluded that any potential benefits to be derived by the Manager were similar to benefits derived by the Manager in connection with its management of the other affiliated funds managed by the Manager, which are reviewed on an annual basis. The Board also concluded that any potential benefits to be derived by the Subadviser were consistent with those generally derived by subadvisers to the PGIM Retail Funds, and that those benefits are reviewed on an annual basis. The Board concluded that any potential benefits derived by the Manager and the Subadviser were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

*    *    *

After consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund.

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Privacy Notice

Prudential values your business and your trust. We respect the privacy of your personal information and take our responsibility to protect it seriously. This privacy notice is provided on behalf of the Prudential companies listed at the end of this notice (Prudential), and applies to our current and former customers. This notice describes how we treat the information we receive about you, including the ways in which we will share your personal information within Prudential and your right to opt out of such sharing.

Protecting Your Personal Information

We maintain physical, electronic and procedural safeguards to protect your personal information. The people who are authorized to have access to your personal information need it to do their jobs, and we require them to keep that information secure and confidential.

Personal Information We Collect

We collect your personal information when you fill out applications and other forms, when you enter personal details on our websites, when you respond to our emails, and when you provide us information over the telephone. We also collect personal information that others give us about you. This information includes, for example:

•	name
•	address, email address, telephone number, and other contact information
•	income and financial information
•	Social Security number
•	transaction history
•	medical information for insurance applications
•	consumer reports from consumer reporting agencies
•	participant information from organizations that purchase products or services from us for the benefit of their members or employees

Using Your Information

We use your personal information for various business purposes, including:

•	normal everyday business purposes, such as providing services to you and administrating your account or policy
•	business research and analysis
•	marketing products and services of Prudential and other companies in which you may be interested
•	as required by law

Sharing Your Information

We may share your personal information, including information about your transactions and experiences, among Prudential companies and with other non-Prudential companies who perform services for us or on our behalf, for our everyday business purposes, such as providing services to you and administering your account or policy. We may also share your personal information with another financial institution if you agree that your account or policy can be transferred to that financial company.

We may share your personal information among Prudential companies so that the Prudential companies can market their products and services to you. We may also share consumer report information among Prudential companies which may include information about you from credit reports and certain information that we receive from you and from consumer reporting agencies or other third parties. You can limit this sharing by following the instructions described in this notice. For those customers who have one of our products through a plan sponsored by an employer or other organization, we will share your personal information in a manner consistent with the terms of the plan agreement or consistent with our agreement with you.

We may also share your personal information as permitted or required by law, including, for example, to law enforcement officials and regulators, in response to subpoenas, and to prevent fraud.

Unless you agree otherwise, we do not share your personal information with non-Prudential companies for them to market their products or services to you. We may tell you about a product or service that other companies offer and, if you respond, that company will know that we selected you to receive the information.

Limiting Our Sharing—Opt Out/Privacy Choice

You may tell us not to share your personal information among Prudential companies for marketing purposes, and not to share consumer report information among Prudential companies, by “opting out” of such sharing. To limit our sharing for these purposes:

•	visit us online at: www.prudential.com/privacyoptout
•	call us at: 1-877-248-4019

If you previously told us since 2016 not to share your personal information among Prudential companies for marketing purposes, or not to share your consumer report information among Prudential companies, you do not need to tell us not to share your information again.

You are not able to limit our ability to share your personal information among Prudential companies and with other non-Prudential companies for servicing and administration purposes.

Questions

If you have any questions about how we protect, use, and share your personal information or about this privacy notice, please call us. The toll-free number is 1-877-248-4019.

We reserve the right to modify this notice at any time. This notice is also available anytime at www.prudential.com.

This notice is being provided to customers and former customers of the Prudential companies listed below.

Insurance Companies and Insurance Company Separate Accounts

The Prudential Insurance Company of America; Prudential Annuities Life Assurance Corporation; Pruco Life Insurance Company; Pruco Life Insurance Company of New Jersey; Prudential Retirement Insurance and Annuity Company (PRIAC); CG Variable Annuity Account I and CG Variable Annuity Account II; Prudential Legacy Insurance Company of New Jersey; All insurance company separate accounts that include the following names or are otherwise identified as maintained by an entity that includes the following names: Prudential, Pruco, or PRIAC

Insurance Agencies

Prudential Insurance Agency, LLC; Mullin TBG Insurance Agency Services, LLC; Assurance IQ, LLC.

Broker-Dealers and Registered Investment Advisers

AST Investment Services, Inc.; Prudential Annuities Distributors, Inc.; Global Portfolio Strategies, Inc.; Pruco Securities, LLC; PGIM, Inc.; Prudential Investment Management Services LLC; PGIM Investments LLC; Prudential Private Placement Investors, L.P., Prudential Customer Solutions LLC; QMA LLC; Jennison Associates LLC

Bank and Trust Companies

Prudential Bank & Trust, FSB; Prudential Trust Company

Investment Companies and Other Investment Vehicles

PGIM Funds; Prudential Insurance Funds; Prudential Capital Partners, L.P.; Advanced Series Trust; PGIM Private Placement Investors, Inc.; All funds that include the following names: Prudential, PCP, PGIM, PEP, or PCEP

Other Companies

Prudential Workplace Solutions Group Services, LLC; Prudential Mutual Fund Services LLC

Vermont Residents: We will not share information about your creditworthiness among Prudential companies, other than as permitted by Vermont law, unless you authorize us to make those disclosures.

Prudential, the Prudential logo and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

D6021	Privacy Ed 1/2021

∎ MAIL	∎ MAIL (OVERNIGHT)	∎ TELEPHONE
Computershare P.O. Box 30170 College Station, TX 77842	Computershare 211 Quality Circle Suite 210 College Station, TX 77845	(800) 451-6788
∎ WEBSITE
pgim.com/investments

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling
(800) 451-6788 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS

Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Claudia DiGiacomo, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Patrick McGuinness, Assistant Secretary • Debra Rubano, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

	PGIM Limited	Grand Buildings, 1-3 Strand, Trafalgar Square, London WC2N 5HR

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Computershare Trust Company, N.A.	PO Box 30170 College Station, TX 77842

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM Short Duration High Yield Opportunities Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

CERTIFICATIONS
The Fund’s Chief Executive Officer has submitted to the New York Stock Exchange (NYSE) the required annual certifications and the Fund has also included the certifications of the Fund’s Chief Executive Officer and Chief Financial Officer as required by Section 302 of the Sarbanes-Oxley Act, on the Fund’s Form N-CSR filed with the Commission, for the period of this report.

An investor should consider the investment objective, risks, charges, and expenses of the Fund carefully before investing.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock at market prices.

PGIM SHORT DURATION HIGH YIELD OPPORTUNITIES FUND

NYSE	SDHY
CUSIP	69355J104

PICE1002E2

Item 2 – Code of Ethics – Not required, as this is not an annual filing.

Item 3 – Audit Committee Financial Expert – Not required, as this is not an annual filing.

Item 4 – Principal Accountant Fees and Services – Not required, as this is not an annual filing.

Item 5 – Audit Committee of Listed Registrants – Not required, as this is not an annual filing.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not required, as this is not an annual filing.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not required, as this is not an annual filing.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – None.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There has been no significant change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Controls and Procedures - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – None.

Item 13 – Exhibits

(a) (1) Code of Ethics – Not required, as this is not an annual filing.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	PGIM Short Duration High Yield Opportunities Fund

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	March 17, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	March 17, 2021

By:	/s/ Christian J. Kelly
Christian J. Kelly
Treasurer and Principal Financial and Accounting Officer

Date:	March 17, 2021